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                                                                 Exhibit 10.23

                                                                Draft 10/16/96


                           IRREVOCABLE PROXY AGREEMENT


         The undersigned, Annette H. Barrist ("Annette"), hereby irrevocably constitutes and appoints Michael J. Barrist ("Michael") as her attorney and proxy, with full power of substitution in the premises, to vote all shares of the outstanding capital stock of NCO Group, Inc, a Pennsylvania corporation ("Company"), which Annette is entitled to vote at any time on or after the date hereof (the "Shares"). Michael shall have the right to vote all of such Shares as Michael, in his sole and absolute discretion, shall determine. Without limiting the foregoing in any manner whatsoever, Michael shall have the power to vote on any matter relating to the Company for which a shareholder vote is required or sought including, but not limited to, the right to vote with respect to any recapitalization, reorganization, merger, consolidation, sale of assets or properties, increases or decreases in capital stock, reduction of stated capital, amendment to the certificate of incorporation or bylaws and election or removal of directors. Michael also is hereby authorized to vote such shares at any meeting, whether annual or special, and also to vote or otherwise act with respect to such shares in connection with any action by consent in lieu of a meeting or any other act which a shareholder may take.

         In addition to and in furtherance of the powers set forth herein, Annette hereby appoints Michael as her true and lawful attorney-in-fact with full power and authority in her name, place and stead, to do and perform all other acts with respect to the proxy granted above and to exercise or perform any act, power, duty, right, or obligation in connection with, arising from, or relating to such proxy. Michael's power hereunder includes, but is not limited to, the power to waive notice of any meeting, to execute any and all documents in connection with the voting of such Shares, including, but not limited to, any consents, demands, waivers or the giving of proxies, to exercise any and all voting powers which may be exercised by Annette as a shareholder in the Company, and in general, to do all other acts, deeds and matters whatsoever with respect to the voting of the Shares as fully and effectually to all intents and purposes as Annette could do in her own proper person if personally present, giving to said attorney power to make and substitute under his attorney an attorney or attorneys for all the purposes herein described, hereby ratifying and confirming all that the said attorney or substitute or substitutes shall do by virtue hereof; provided, however, that nothing herein shall be deemed to give Michael the power to sell, assign, dispose of, pledge, hypothecate or otherwise transfer the Shares.
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         In addition to the powers and discretion herein specially given and conferred upon said attorney, and notwithstanding any usage or custom to the contrary, Michael shall have the full power, right and authority to do, perform and to cause to be done and performed all such acts, deeds and matters as Michael, in his sole discretion, shall deem reasonable, necessary or proper, to carry out the intent and purposes of this Agreement as fully, effectually and absolutely as if he were the absolute owner and possessor of the Shares. Michael, or any substitute, shall not be liable for any mistake of fact or error of judgment hereunder, or for any acts or omissions of any kind hereunder, unless caused by his own gross negligence or willful misconduct.

         The proxy and power of attorney conferred hereby is irrevocable to the full extent permitted by law and is coupled with an interest including, without limitation, that defined in Section 1759(d) of the Pennsylvania Business Corporation Law of 1988, as amended. This proxy and power of attorney revokes any other proxy and power of attorney granted by the undersigned at any time with respect to the Shares and shall continue in effect until terminated by the mutual agreement of Annette and Michael.

         In the event of Annette's death, disability or incompetency, from whatever cause, the proxy and power of attorney conferred hereby shall not thereby be revoked. This Agreement shall be binding on the parties hereto and their heirs, executors, personal representatives, administrators, successors and assign.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Agreement this ______ day of ____________, 1996.




                                                    ------------------------
                                                    Annette H. Barrist


                                                   -------------------------
                                                    Michael J. Barrist

COMMONWEALTH OF PENNSYLVANIA   :
                               :  SS
COUNTY OF                      :

         Before me, the undersigned, a Notary Public within and for the County of ______________, Commonwealth of Pennsylvania, personally appeared Annette H. Barrist and Michael J. Barrist, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ________ day of ___________, 1988.


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